FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q1 2019 w w w .fcpt.com 1 | FCPT | Q1 2019

C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q1 2019

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to Adjusted EBITDAre 16 Lease Accounting Standard Adoption Impact (ASC 842) 17 3 | FCPT | Q1 2019

CONSOLIDATING BALANCE SHEET


Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	As of 3/31/2019 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2018 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 577,519	$ 3,061	$ -	$ 580,580	$ 569,057
Buildings, equipment and improvements	1,227,332	11,701	-	1,239,033	1,236,224
Total real estate investments	1,804,851	14,762	-	1,819,613	1,805,281
Less: accumulated depreciation	(613,164)	(5,094)	-	(618,258)	(614,584)
Real estate investments, net	1,191,687	9,668	-	1,201,355	1,190,697
Intangible real estate assets, net	22,464	-	-	22,464	18,998
Total real estate investments and intangible real estate assets, net	1,214,151	9,668		1,223,819	1,209,695
Cash and cash equivalents	79,398	1,615	-	81,013	92,041
Straight-line rent adjustment	32,501	-	-	32,501	30,141
Other assets	5,868	6,356	-	12,224	11,221
Investment in subsidiary	9,765	-	(9,765)	-	-
Intercompany receivable	551	-	(551)	-	-
Total Assets	$ 1,342,234	$ 17,639	$ (10,316)	$ 1,349,557	$ 1,343,098
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 393,712	$ -	$ -	$ 393,712	$ 393,279
Revolving facility ($250,000 available capacity)	-	-	-	-	-
Unsecured notes ($225,000, net of deferred financing costs)	222,692	-	-	222,692	222,613
Rent received in advance	8,658	-	-	8,658	1,609
Dividends payable	19,626	-	-	19,626	19,580
Other liabilities	7,573	8,078	-	15,651	7,053
Intercompany payable	-	551	(551)	-	-
Total liabilities	$ 652,261	$ 8,629	$ (551)	$ 660,339	$ 644,134
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	7
Additional paid-in capital	637,117	9,765	(9,765)	637,117	639,116
Accumulated other comprehensive income	2,341	-	-	2,341	5,956
Noncontrolling interest	5,858	-	-	5,858	7,867
Retained earnings	44,650	(755)	-	43,895	46,018
Total equity	$ 689,973	$ 9,010	$ (9,765)	$ 689,218	$ 698,964
Total Liabilities and Equity	$ 1,342,234	$ 17,639	$ (10,316)	$ 1,349,557	$ 1,343,098

4 | FCPT | Q1 2019

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended March 31, Unaudited 2019 2018 Revenues: Rental revenue $ 34,208 $ 29,589 Restaurant revenue 5,393 5,214 Total revenues 39,601 34,803 Operating expenses: General and administrative 3,946 3,583 Depreciation and amortization 6,361 5,345 Property expenses 308 86 Restaurant expenses 4,983 4,870 Total operating expenses 15,598 13,884 Net operating income 24,003 20,919 Interest expense (6,747) (4,855) Other income, net 413 358 Income tax expense (68) (58) Net income 17,601 16,364 Net income attributable to noncontrolling interest (98) (109) Net Income Attributable to Common Shareholders $ 17,503 $ 16,255 Basic net income per share $ 0.26 $ 0.27 Diluted net income per share $ 0.26 $ 0.26 Regular dividends declared per share $ 0.2875 $ 0.2750 Weighted-average shares outstanding: Basic 68,202,950 61,291,642 Diluted 68,453,720 61,413,978 5 | FCPT | Q1 2019

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended March 31, Unaudited 2019 2018 Net income $ 17,601 $ 16,364 Real estate depreciation and amortization 6,344 5,317 Realized gain on sale of real estate - - Realized gain on exchange of real estate (1) - (228) FFO (as defined by NAREIT) $ 23,945 $ 21,453 Straight-line rent (2,359) (2,283) Non-cash stock-based compensation 1,214 1,184 Non-cash amortization of deferred financing costs 513 455 Other non-cash interest income (3) (5) Non-real estate investment depreciation 17 13 Amortization of above and below market leases, net 12 15 Adjusted Funds From Operations (AFFO) $ 23,339 $ 20,832 Fully diluted shares outstanding (2) 68,802,268 61,823,298 FFO per diluted share $ 0.35 $ 0.35 AFFO per diluted share $ 0.34 $ 0.34 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q1 2019

NET ASSET VALUE COMPONENTS


Olive Garden

chili's

KFC


Real Estate Portfolio as of 3/31/2019	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage (1)	Lease Term Remaining (Yrs) (2)	Annual Cash Base Rent ($000s) (3)	% Total Cash Base Rent (3)
Olive Garden	-	300	2,561	28	5.2x	11.5	72,623	57.80%
LongHorn Steakhouse	-	105	585	34	4.4x	10.4	19,712	15.70%
Other Brands - Non-Darden	-	203	937	32	3.1x	14.6	30,362	23.20%
Other Brands - Darden	-	13	120	34	4.0x	9.6	4,096	3.30%
Total Owned Portfolio	-	621	4,202	30	4.6x	12.0	126,793	100.0%
Q1'19 Transaction Activity (4)								
Properties acquired	19,581	11	62	20	N/A	10.8	1,241	1.0%
No sales in Q1 2019								

Tangible Assets	Book Value ($000s)
Cash, cash equivalents, and restricted cash	$ 82,214
Other tangible assets	3,056
Total Tangible Assets	$ 85,270

Debt	Face Value ($000s)
Term loan	$ 400,000
June 2024 note	50,000
December 2026 note	50,000
June 2027 note	75,000
December 2028 note	50,000
Revolving credit facility	-
Total Debt	$ 625,000

Tangible Liabilities	Book Value ($000s)
Dividends payable	$ 19,626
Rent paid in advance, accrued interest, and other accrued expenses	16,544
Total Tangible Liabilities	$ 36,170

Shares Outstanding	
Common stock (shares outstanding as of 3/31/2019)	68,368,264
Operating partnership units (OP units outstanding as of 3/31/2019)	295,358
Total Common Stock and OP Units Outstanding	68,663,622

(1) See glossary on page 15 for tenant EBITDAR and EBITDAR coverage definitions; 95% of portfolio ABR reporting.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 3/31/2019.
(4) FCPT acquired 11 properties in Q1 2019 (3 Buffalo Wild Wings, 2 Outback Steakhouse, and 1 of each - *McDonald's, Taco Bell, Wendy's,* Olive Garden, Red Lobster, IHOP); FCPT had no dispositions.

7 | FCPT | Q1 2019

FCPT

C A P IT A L IZ A T ION & K E Y C R E D IT M E T R IC S % of Market Current Capitalization ($000s, except per share data) Capitalization Equity: Share price (3/31/2019) $ 29.60 Shares and OP units outstanding (3/31/2019) 68,663,622 Equity Value $ 2,032,443 76.5% Debt: Term loan $ 400,000 15.1% Revolving credit facility - 0.0% Unsecured notes 225,000 8.5% Total Debt $ 625,000 23.5% Total Market Capitalization $ 2,657,443 100.0% Less: cash after dividends payable (61,387) Implied Enterprise Value $ 2,596,056 Dividend Data (fully diluted) Q1 2019 Common dividend per share $0.2875 AFFO per share $0.34 AFFO payout ratio 84.6% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 563,613 $ 123,108 4.6x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 15 for definitions of EBITDAre and Adjusted EBITDAre and page 16 for reconciliation to net income. 8 | FCPT | Q1 2019

DEBT SUMMARY


Olive Garden

chili's

KFC

BURGER KING

Debt Type	Maturity Date	Balance as of March 31, 2019 ($000s)	% of Debt	Cash Interest Rate as of March 31, 2019[4]	Weighted Average Maturity (Yrs.)
Credit Facility					
Revolving facility	Nov-21	$ -	-	-	2.6
Term loan [1]	Nov-22	150,000	24.0%	3.24%	3.6
Term loan [1]	Nov-23	150,000	24.0%	3.14%	4.6
Term loan [1]	Mar-24	100,000	16.0%	3.14%	4.9
	Principal Amount	$ 400,000			
Unsecured Notes[2]					
June 2017	Jun-24	$ 50,000	8.0%	4.68%	5.2
June 2017	Jun-27	75,000	12.0%	4.93%	8.2
December 2018	Dec-26	50,000	8.0%	4.63%	7.7
December 2018	Dec-28	50,000	8.0%	4.76%	9.7
	Principal Amount	$ 225,000			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		$ 625,000	100.0%	3.8%	5.6
Unamortized Deferred Financing Costs					
Credit facility		$ (6,288)			
Unsecured notes		(2,308)			
Debt Carrying Value (GAAP)		$ 616,404			
Fixed rate		$ 525,000	84.0%		
Variable rate		$ 100,000	16.0%		
Credit Rating (Fitch): BBB-					

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.0%, 3.4%, and 3.4% for 2019, 2020, 2021, and 2022, respectively. A LIBOR rate of 2.47% as of 3/31/2019 is used for the 25% of term loans that are not hedged.

(2) These notes are senior unsecured fixed rate obligations of the Company.

(3) As of 3/31/2019, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.

(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q1 2019

FCPT

DEBT COVENANTS As of March 31, 2019 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q1 2019 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 30.8% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.9x Limitation on unencumbered leverage ≤ 60% 32.1% Unencumbered interest coverage ratio ≥ 1.75x 5.4x 10 | FCPT | Q1 2019

PROPERTY LOCATIONS BY BRAND Lease Count: (1) 622 Leases (2) 38 Brands ___________________________ Figures as of 3/31/2019 (1) Other includes three leases for McDonalds, two leases for each of the following brands: Outback Steakhouse, Panera Bread, Popeyes, Seasons 52, Texas Roadhouse, and one lease for each of the following brands: Applebee’s, Cheddar’s, Chick-Fil-A, Del Taco, Denny’s, Fazoli’s, IHOP, Mod Pizza, Noodles & Company, Panda Express, Rally’s Hamburgers, Sonic, Eddie V’s, and Zaxby’s. (2) FCPT owns 621 properties as of 3/31/2019 with 622 leases (includes two dual tenant properties and one vacancy). 11 | FCPT | Q1 2019

BRAND DIVERSIFICATION FCPT Portfolio Brands Square Feet % of Square Feet % of Rank Brand Name Number (000s) ABR(1) Rank Brand Name Number (000s) ABR(1) 1 Olive Garden 300 2,561 57.3% 16 Pizza Hut 6 15 0.3% 2 Longhorn Steakhouse 105 585 15.5% 17 Starbucks 4 9 0.3% 3 Chili's 53 293 8.4% 18 Wendy's 4 13 0.3% 4 Red Lobster 14 106 2.6% 19 Eddie V's 1 9 0.3% 5 Burger King 21 67 2.3% 20 Outback Steakhouse 2 12 0.2% 6 Bahama Breeze 9 84 2.3% 21 Steak N' Shake 3 11 0.2% 7 Bob Evans 16 88 2.0% 22 McDonald's 3 14 0.2% 8 Buffalo Wild Wings 13 83 1.9% 23 Popeyes 2 6 0.2% 9 KFC 20 57 1.3% 24 Texas Roadhouse 2 14 0.1% 10 Arby's 8 26 0.7% 25 Panera 2 11 0.1% 11 Taco Bell 8 20 0.6% Other(2) 13 46 1.0% 12 Seasons 52 2 18 0.6% 13 McAlister's Deli 4 15 0.5% 14 BJ's Restaurant 3 24 0.4% 15 Hardee's 4 12 0.4% Total Lease Portfolio(3) 622 4,199 100% ___________________ 1. Represents current scheduled minimum contractual cash rent as of 3/31/2019. 2. Other includes 1 lease from each of the following brands, in order of rent percentage: Zaxby’s, Chick-Fil-A, Denny’s, Cheddar’s, Panda Express, Mod Pizza, Applebee’s, Noodle’s & Company, Del Taco, Sonic, Rally’s Hamburgers, IHOP, and Fazoli’s. 3. Represents total lease count, excludes one vacant property. 12 | FCPT | Q1 2019

# GEOGRAPHIC DIVERSIFICATION



Olive Garden



chili's



KFC



BURGER KING



WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
WV
VA
KY
TN
NC
SC
GA
AL
MS
FL
LA
AR
MO
KS
OK
TX
NM
CO
UT
AZ
NV
CA
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

| State | % ABR | Leases |
|---|---|---|
| TX | 12.4% | 65 |
| FL | 11.3% | 59 |
| GA | 7.0% | 45 |
| OH | 6.9% | 45 |
| MI | 4.1% | 32 |
| TN | 3.8% | 27 |
| IN | 3.5% | 33 |
| CA | 3.0% | 14 |
| PA | 2.9% | 16 |
| IL | 2.8% | 23 |
| NC | 2.8% | 18 |
| VA | 2.3% | 16 |
| MS | 2.3% | 16 |
| MD | 2.1% | 14 |
| CO | 2.1% | 18 |
| NY | 2.0% | 11 |
| SC | 2.0% | 12 |
| WI | 2.0% | 16 |
| KY | 1.8% | 11 |
| AZ | 1.8% | 11 |
| IA | 1.8% | 14 |
| AL | 1.7% | 13 |
| MN | 1.7% | 9 |
| NV | 1.7% | 8 |
| OK | 1.6% | 9 |
| LA | 1.4% | 8 |
| WV | 1.1% | 6 |
| AR | 1.1% | 7 |
| KS | 1.1% | 5 |
| Other | 7.6% | 41 |

(1) Annualized cash base rent as defined in glossary.

13 | FCPT | Q1 2019

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 16.0% 99.9% occupied2 as of 3/31/2019 14.1% 13.6% 12.1% 11.7% 11.4% Weighted average lease term of 12.0 years 8.2% Less than 3.0% of rental income matures prior to 2027 3.1% 3.2% 2.4% 0.4% 0.4% 0.6% 0.5% 0.3% 0.4% 0.6% 0.3% 0.1% 0.2% 0.2% 0.1% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All data as of 3/31/2019. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 14 | FCPT | Q1 2019

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 3/31/2019.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 95% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Non-cash stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

15 | FCPT | Q1 2019

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended March 31, Unaudited 2019 2018 Net Income $ 17,601 $ 16,364 Adjustments: Interest expense 6,747 4,855 Income tax expense (benefit) 68 58 Depreciation and amortization 6,361 5,345 EBITDA(1) 30,777 26,622 Adjustments: Gain on dispositions of real estate - - Provision for impairment of real estate - - EBITDAre (1) 30,777 26,622 Adjustments: Real estate transaction costs - - Gain or loss on extinguishment of debt - - Adjusted EBITDAre (1) 30,777 26,622 Annualized Adjusted EBITDAre $ 123,108 $ 106,488 ___________________________ (1) See glossary on page 15 for non-GAAP definitions. 16 | FCPT | Q1 2019

LEASE ACCOUNTING STANDARD ADOPTION IMPACT (ASC 842)


Olive Garden
chili's
KFC

Lease Accounting Standard Adoption Impact

On January 1, 2019, FCPT adopted Accounting Standard Codification 842. The new standard increases transparency and comparability most significantly by requiring the recognition by lessees of right-of-use ("ROU") assets and lease liabilities on the balance sheet for those leases classified as operating leases. ASC 842 also requires lessors to recognize revenue and expense for tenant reimbursements remitted to the lessor by the lessee. For the first quarter of 2019, FCPT provides the following disclosure to assist investors in understanding the impact of adoption on our consolidated financial statements.

Recognition of right-of-use assets

FCPT recorded right-of-use assets and corresponding lease liabilities for three ground leases at our Kerrow Operating Business.
There was no impact to equity as a result of adoption. FCPT did not identify additional leases as result of adoption.

(In thousands)	December 31, 2018	Upon Adoption (January 1, 2019)	January 1, 2019 As Adjusted	FS Line Item
Operating lease right-of-use asset	$ -	$ 5,723	$ 5,723	Other assets
Operating lease liability	-	6,425	6,425	Other liabilities
Deferred rent payable	702	(702)	-	Other liabilities

Rental Revenue

Prior to ASC 842, FCPT recorded all tenant reimbursements on a net basis, with no impact to revenue or expense.
Upon adoption, FCPT records all tenant reimbursements remitted by lessees to FCPT as both revenue and expense, resulting in a gross-up on the income statement.

	Three Months Ended	
(In thousands)	March 31, 2019	March 31, 2018
Minimum contractual rental revenue	$ 31,633	$ 27,302
Straight-line revenue	2,359	2,283
Other cash rental revenue	30	19
Above/below market lease revenue	(12)	(15)
Tenant reimbursement revenue	198	-
Total Rental Revenue	$ 34,208	$ 29,589

Property Expenses

Upon adoption of ASC 842, FCPT records all tenant expenses, both reimbursed and non-reimbursed, to property expense. FCPT also records initial direct costs (lease negotiation and other previously capitalizable transaction expenses) as property costs. Other expenses consist of expenses incurred on vacant properties, abandoned deal costs, and franchise taxes. Franchise tax and other non-reimbursable property and transaction costs were previously recognized in G&A.

	Three Months Ended	
(In thousands)	March 31, 2019	March 31, 2018
Tenant expense reimbursed	$ 198	$ -
Other tenant expenses	17	-
Franchise taxes and other property expenses	93	86
Total Property Expenses	$ 308	$ 86

17 | FCPT | Q1 2019

FCPT

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q1 2019 w w w .fcpt.com 18 | FCPT | Q1 2019